FOR IMMEDIATE RELEASE

Media Contact:	David Lilly / Joseph Kuo Kekst and Company (212) 521-4800

WILLIAM C. GRAY TO RESIGN AS CARVER CFO EFFECTIVE NOVEMBER 15, 2006,
ROY SWAN NAMED SUCCESSOR

--Frank J. Deaton Named Senior Vice President for Strategy and Risk Management -
--Bridgette Bowie Named Vice President and Controller--

New York, September 25, 2006 - Carver Bancorp, Inc. (Amex: CNY), the holding company for Carver Federal Savings Bank, today announced that William C. Gray, Carver’s Senior Vice President and Chief Financial Officer, has indicated his intention to resign his position as Chief Financial Officer in order to assume leadership of his family’s out-of-state business activities. To ensure an orderly and timely transition of duties, Mr. Gray will continue as Carver’s CFO through completion of the Company’s fiscal second quarter and filing of its Form 10Q by November 15, 2006 and remain a Senior Vice President in the Finance and Accounting Department through December 31, 2006.

Roy Swan, currently Carver’s Senior Vice President, Chief of Staff and Corporate Secretary, has been named to succeed Mr. Gray as Executive Vice President and Chief Financial Officer in November. In this expanded role he will oversee the Controller, Corporate Secretary and Strategy and Risk Management departments.

Deborah C. Wright, Chairman and CEO of Carver, said: “I would like to thank Bill Gray for almost five years of service to Carver. He successfully helped lead our effort to institutionalize the highly professional accounting and compliance practices that are now the standard for our accounting team. We wish him well both professionally and personally. I welcome Roy Swan to his new role as EVP and CFO, effective immediately after the filing of our current quarter Form 10Q. Roy will bring depth of experience in both financial strategy and execution as well as general management to the role of CFO, having held positions in finance, investment banking and law. In these roles he developed a sound understanding of investor expectations. As a Corporate Vice President in Finance & Administration at Time Warner Inc., Roy’s responsibilities in managing a staff of over seventy people included overall financial management of the Corporate Administration department, financial accounting and budgeting for its global benefits programs, as well as general management of travel and logistics functions. This experience is complemented by his years in other financial and legal positions, where he provided advice on and executed capital raising, merger and acquisition and investment transactions, and practiced law as a corporate attorney. I look forward to working with him as Carver continues to implement its growth strategy in coming quarters,” said Ms. Wright.

Roy Swan, 42, joined Carver in 2005 as Senior Vice President, Chief of Staff and Corporate Secretary. Prior to Carver, he worked at Time Warner Inc., where he had been Vice President, Finance & Administration since March 2003. From March 1999 to March 2003, Mr. Swan was a Principal and Vice President in Mergers & Acquisitions at Hambrecht & Quist and successor firm J.P. Morgan Securities. Prior to that, Mr. Swan held positions at other investment banks including Salomon Brothers and The First Boston Corporation, and at the law firm of Skadden, Arps, Slate, Meagher & Flom. From May 1996 to April 1998, Mr. Swan was Chief Investment Officer of the Upper Manhattan Empowerment Zone Corporation, where Ms. Wright was President and CEO. He earned an A.B. from Princeton University and a J.D. from Stanford Law School.

Frank J. Deaton Named Senior Vice President for Strategy and Risk Management;
Bridgette Bowie Named Vice President and Controller
Carver also announced today that Frank J. Deaton, currently Senior Vice President of Operations, has been named Senior Vice President for Strategy and Risk Management, and that Bridgette Bowie, currently Carver’s Assistant Vice President and Deputy Controller, has been named Vice President and Controller.

“Frank and Bridgette have distinguished themselves throughout their careers and in their current roles at Carver, and I am very pleased that they are now taking on these new responsibilities. Frank has served Carver in a number of capacities, most recently as Senior Vice President of Operations and, prior to that, as Carver’s Chief Internal Auditor. He joined Carver after 10 years specializing in credit, operational and regulatory compliance audits for a large regional bank. He is an ideal person to help focus our organization on sharpening our strategic plan and our focus on the key performance metrics that drive performance in our industry. In this role, Frank will also shepherd our team through the steps required to comply with Section 404 of the Sarbanes-Oxley Act of 2002 and lead the further integration of our IT systems into a more powerful performance and data management system. Bridgette has been an integral player in our Accounting Department, particularly as it relates to core accounting duties and regulatory reporting. She is well prepared to step up to the Controller position. I thank both Frank and Bridgette for taking on their new roles at Carver,” concluded Ms. Wright.

Frank J. Deaton, 38, joined Carver in 2001 as Chief Auditor. Since January 2005, he has served as Senior Vice President of Operations, responsible for the daily management of Carver’s information technology, back office facilities and credit risk management functions. He was previously Vice President and Risk Review Manager with Key Bank in Cleveland, Ohio, where he was responsible for developing the scope and overseeing completion of credit, operational and regulatory compliance audits for a variety of business units. Mr. Deaton has a Bachelors of Science degree in Accounting from the State University of New York at Albany.

Bridgette Bowie, 38, joined Carver in 2002 from Dime Savings Bank of New York where she was employed for 16 years. At Dime, she served in several positions within the Controllers Department, lastly as Vice President and Manager of Regulatory Reporting. Ms. Bowie has a Bachelors of Business Administration degree in Accounting from Baruch College, CUNY.

About Carver Bancorp, Inc.
Carver Bancorp, Inc. is the holding company for Carver Federal Savings Bank, a federally chartered stock savings bank. Carver Federal Savings Bank, the largest African- and Caribbean-American run bank in the United States, operates eight full-service branches, four 24/7 ATM centers and three 24/7 stand-alone ATM locations in the New York City boroughs of Brooklyn, Queens and Manhattan. For further information, please visit the Company’s website at www.carverbank.com.

Statements contained in this news release, which are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “could,” “may,” “planned,” “estimated,” “potential,” “outlook,” “predict,” “project” and similar terms and phrases, including references to assumptions. Forward-looking statements are based on various assumptions and analyses made by the Company in light of management's experience and its perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond the Company’s control, that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Factors which could result in material variations include, without limitation, the Company's success in implementing its initiatives, including expanding its product line, adding new branches and ATM centers, successfully re-branding its image and achieving greater operating efficiencies; increases in competitive pressure among financial institutions or non-financial institutions; legislative or regulatory changes which may adversely affect the Company’s business or increase the cost of doing business; technological changes which may be more difficult or expensive than we anticipate; changes in interest rates which may reduce net interest margins and net interest income; changes in deposit flows, loan demand or real estate values which may adversely affect the Company’s business; changes in accounting principles, policies or guidelines which may cause the Company’s condition to be perceived differently; litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, which may delay the occurrence or non-occurrence of events longer than anticipated; the ability of the Company to originate and purchase loans with attractive terms and acceptable credit quality; and general economic conditions, either nationally or locally in some or all areas in which the Company does business, or conditions in the securities markets or the banking industry which could affect liquidity in the capital markets, the volume of loan origination, deposit flows, real estate values, the levels of non-interest income and the amount of loan losses. The forward-looking statements contained within herein are made as of the date of this report, and the Company assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. You should consider these risks and uncertainties in evaluating forward-looking statements and you should not place undue reliance on these statements.

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